Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #1: J.P. Morgan Enhanced Index Portfolio, purchase of Sprint PCS.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
UBS Warburg, First Union Securities, and Lehman
Brothers. All brokers were not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Enhanced Index Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
5,100 shares of common stock of Sprint PCS, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $24.50 per share on August 7, 2001. The underwriting spread paid was $.61 per share. The percentage of the offering purchased by the J.P. Morgan Enhanced Index
Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.38%. This purchase represented 0.06% of the J.P. Morgan Enhanced Index
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 third quarter meeting as well as information supporting the reasonableness of the $.61 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.





Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #2: J.P. Morgan Select Equity Portfolio, purchase of Sprint PCS.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
UBS Warburg, First Union Securities, and Lehman
Brothers. All brokers were not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Select Equity Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
2,260 shares of common stock of Sprint PCS, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $24.50 per share on August 7, 2001. The underwriting spread paid was $.61 per share. The percentage of the offering purchased by the J.P. Morgan Select Equity
Portfolio was 0.003% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.38%. This purchase represented 0.03% of the J.P. Morgan Select Equity
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 third quarter meeting as well as information supporting the reasonableness of the $.61 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #3: J.P. Morgan Small Cap Stock Portfolio, purchase of Alamosa Holdings Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Smith Barney. Smith Barney was not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
2,850 shares of common stock of Alamosa Holdings Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $14.75 per share on November 6, 2001. The underwriting spread paid was $.814 per share. The percentage of the offering purchased by the J.P.
Morgan Small Cap Stock Portfolio was 0.06% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 2.58%. This purchase represented 0.06% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 forth quarter meeting as well as information supporting the reasonableness of the $.814 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.





Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #4: J.P. Morgan Small Cap Stock Portfolio, purchase of AMN Healthcare Services Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Montgomery Securities. Montgomery Securities was not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
9,950 shares of common stock of AMN Healthcare
Services Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $17.00 per share on November 12, 2001. The underwriting spread paid was $1.19 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.10% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 2.31%. This purchase represented 0.24% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 forth quarter meeting as well as information supporting the reasonableness of the $1.19 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.






Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #5: J.P. Morgan Small Cap Stock Portfolio, purchase of Weight Watchers International Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Credit Suisse First Boston Brokerage.  Credit Suisse
First Boston Brokerage was not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
6,575 shares of common stock of Weight Watchers
International Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $24.00 per share on November 14, 2001. The underwriting spread paid was $1.26 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.81%. This purchase represented 0.22% of the J.P. Morgan Small Cap Stock Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 forth quarter meeting as well as information supporting the reasonableness of the $1.26 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.





Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #6: J.P. Morgan Small Cap Stock Portfolio, purchase of Education Management.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Credit Suisse First Boston Brokerage.  Credit Suisse
First Boston Brokerage was not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
1,890 shares of common stock of Education Management, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $32.50 per share on November 28, 2001. The underwriting spread paid was $1.625 per share. The percentage of the offering purchased by the J.P.
Morgan Small Cap Stock Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.83%. This purchase represented 0.08% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 forth quarter meeting as well as information supporting the reasonableness of the $1.625 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2001
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction  #7:  PIMCO Total Return Portfolio, purchase of
Gladstone Investors Ltd.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Credit Suisse First Boston Brokerage.  Credit Suisse
First Boston Brokerage was not an affiliated underwriter of the Fund.

2.	 Identify the underwriting syndicates members.
Bayerische Hypo-und Vereinsbank AG. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The PIMCO Total Return Portfolio, managed by Pacific
Investment Management Company, LLC, purchased 700,000 shares of common stock of Gemstone Investors Ltd., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100 per share on October 25, 2001. The underwriting spread paid was 450 basis points. The percentage of the offering purchased by the PIMCO
Total Return Portfolio was 0.07% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.07%. This purchase represented 1.38% of the PIMCO Total Return
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2001 forth quarter meeting as well as information supporting the reasonableness of the 450 basis point spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.